UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 29, 2026

ESS TECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $172.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
a.On May 29, 2026, ESS Tech, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively online via live webcast. Of the 27,922,991 shares of common stock issued and outstanding as of the close of business on April 6, 2026, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 15,682,283 shares of common stock were present or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders (i) elected two Class II directors to the Company’s board of directors (the “Board”) to serve until the Company’s 2029 annual meeting of stockholders, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iv) approved, on an advisory basis, every one year as the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers, commonly known as “say-on-pay.” The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 15, 2026.
b.The final voting results for each proposal are set forth below.
Proposal 1: Election of Director
At the Annual Meeting, the Company’s stockholders elected two Class II directors to the Board to serve until the 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified. The table below sets forth the final voting results for the director nominees:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Sandeep Nijhawan	5,354,144	1,723,434	8,604,705
Harry Quarls	6,863,675	213,903	8,604,705
Proposal 2: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The table below sets forth the final voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,155,588	495,296	31,399	0
Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers
At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The table below sets forth the final voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,877,414	126,602	73,562	8,604,705
Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers
At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, every one year as the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. Based on the recommendation of the Board in the Proxy Statement and the voting results for Proposal No. 4, the Company will include a say-on-pay proposal in its proxy statement every year until the next required advisory vote on the frequency of a say-on-pay vote. The table below sets forth the final voting results for this proposal:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
6,871,222	92,412	88,562	25,382	8,604,705

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: May 29, 2026

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Chief Financial Officer